Gain on realization of marketable securities	12 Months Ended
Dec. 31, 2014
Gain on realization of marketable securities [Abstract]
Gain on realization of marketable securities
Gain on realization of marketable securities

On May 17, 2012, SapuraCrest (BURSA: SCRES) and Kencana (BURSA: KEPB) jointly announced that they entered into a merger agreement forming a new company, SapuraKencana Petroleum BHD (SapuraKencana). Consequently the Company received 589 million shares in the new company and a cash payment of $65 million. This merger resulted in the dilution of our equity share from 23.59% to 11.79% and we recognized a gain on the decline in our ownership of $169 million in our consolidated statement of operations. In addition, on May 30, 2012, the Company announced the sale of 300 million shares in SapuraKencana which resulted in a gain of $84 million in our consolidated statement of operations. The Company's holding of shares in SapuraKencana following this transaction represented 6.4% ownership of the outstanding shares at that time. The net proceed from the sale of these shares was $198 million.

In April 2014, the Company sold a portion of its investment in SapuraKencana and received proceeds of $297 million, net of transaction costs. As a result of the sale, a gain of $131 million was recognized in the consolidated statement of operations within "Gain on realization of marketable securities", including amounts which had been previously recognized in other comprehensive income. As a result of this transaction, as of December 31, 2014, our ownership interest in SapuraKencana’s outstanding common shares was 8.18%.